UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05549

Reynolds Funds, Inc.
(Exact name of registrant as specified in charter)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management, LLC
125 East Harmon Avenue #102
Las Vegas, Nevada 89109
(Name and address of agent for service)

1-800-773-9665
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2021

Date of reporting period:  September 30, 2021

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT
September 30, 2021

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

SHAREHOLDER LETTER
(Unaudited)

November 19, 2021
Dear Fellow Shareholders:

Reynolds Blue Chip Growth Fund’s 33rd Anniversary
The Reynolds Blue Chip Growth Fund (the “Fund” or “Blue Chip Fund”) celebrated its 33rd anniversary last summer. It began operations on August 12, 1988.

Performance Highlights (September 30, 2021)(1)
The annualized average total returns of the Blue Chip Fund and S&P 500® Index for the 1-year, 5-year, and 10-year periods through September 30, 2021 were:

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Reynolds Blue Chip Growth Fund	23.72%	18.95%	15.11%
S&P 500® Index(2)	30.00%	16.90%	16.63%

The Reynolds Blue Chip Growth Fund’s return was 10.32% and the S&P 500® Index’s return was 15.92% in the nine months ended September 30, 2021.

(1)
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.reynoldsfunds.com or by calling 1-800-773-9665.

(2)
The S&P 500® Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange (“NYSE”). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. It is not possible to invest directly in an index.

____________

As stated in the Prospectus dated January 31, 2021 the gross expense ratio of the Fund is 2.03% and net expense ratio of the Fund is 2.00%.  Reynolds Capital Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, acquired fund fees and expenses, if any, and extraordinary items) to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 2.00%.
____________
Web Site
Our website is www.reynoldsfunds.com. On our website, you can access current information about your investment holdings. You must first request a personal identification number (“PIN”) by calling our shareholder service representatives at 1-800-773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Blue Chip Fund net asset value. Additional information available (PIN not needed) includes the top ten holdings, industry percentages, and quarterly updates of the returns of the Blue Chip Fund.

The Coronavirus
Economic growth has strengthened significantly in the last sixteen months after being weak in the Spring of 2020 due to the coronavirus. Much knowledge has been gained and much progress has been made regarding this virus. For example: (1) medical supplies have substantially increased, (2) much has been learned about treatment, (3) there have been important break throughs regarding antibodies, antivirals and vaccines, (4) we have FDA approvals of vaccines and antibody treatments, and (5) a very substantial number of vaccinations have been done. Monetary and fiscal stimulus are very strong to counter the economic effects of the virus.

The U.S. Economy
The U.S. economic recovery that started in mid-2009 ended in the first quarter of 2020 due to effects caused by the coronavirus. The economy then began a recovery starting in the summer of 2020. The economy has been helped by among other things: (1) very strong government stimulus spending, (2) a very accommodative Federal Reserve, (3) improved consumer confidence, and (4) a strong housing market. The U.S economy has recently been hurt by supply chain constraints. U.S. Gross Domestic Product (“GDP”) decreased -3.4% in 2020, after increasing 2.2% in 2019, and 2.9% in 2018.  GDP is estimated to have increased at an inflation-adjusted annual rate of 2.0% in the quarter ended September 30, 2021 after increasing 6.7% in the quarter ended June 30, 2021.  GDP is forecasted to increase 5.6% in the quarter ended December 31, 2021. GDP is forecasted to increase 5.5% in calendar 2021 and to increase 4.1% in calendar 2022.

U.S. inflation, as measured by the Consumer Price Index, increased 1.2% in 2020, 1.8% in 2019, and 2.4% in 2018.  Inflation increased at an annualized rate of 5.3% in the quarter ended September 30, 2021 after increasing at an annualized rate of 4.8% in the quarter ended June 30, 2021. Inflation is forecasted to increase at an annualized rate of 6.6% in the quarter ended December 31, 2021.  Inflation is estimated to increase 4.7% for the year ended December 31, 2021 and to increase 5.0% for the year ended December 31, 2022.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries
The Blue Chip Fund usually invests in companies of various sizes as classified by their market capitalizations. A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price. Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience, plus the overall economic and geopolitical environments and interest rates. The Fund’s investments are diversified among various industries.

The long-term strategy of the Blue Chip Fund is to emphasize investment in worldwide “Blue Chip” growth companies. These companies are defined as companies with a minimum market capitalization of U.S. $1 billion. In the long-term, these companies build value as their earnings grow. This growth in value should ultimately be recognized in higher stock prices for these companies.

Sector Breakdown(1)(2)(3) as of September 30, 2021

(1)
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

(2)
For presentation purposes within the Fund’s shareholder letter, the Fund has grouped the industry categories by sector.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications for financial reporting within its Schedule of Investments.

(3)	Percentages are based on net assets.

Low Long-Term Interest Rates are a Positive for Stock Valuations
Long-term U.S. interest rates are at lower than normal levels. Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence.

(2)	Long-term borrowing costs of individuals are lower which usually increases consumer confidence.

(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest rates are low.

For automatic current daily net asset values: Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”. The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Blue Chip Fund shareholders to automatically access their current account information: Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions: Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency: Statements summarizing the Blue Chip Fund accounts held by a shareholder are sent quarterly. In addition, Blue Chip Fund statements are sent whenever a transaction occurs. These transactions are: (1) statements sent for the Blue Chip Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements sent if, and when, any ordinary income or capital gains are distributed.

Tax reporting: Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Blue Chip Fund are also reported in January.

Minimum investment: $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans: All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan: There is no charge to automatically debit your checking account to invest in the Blue Chip Fund ($50 minimum) at periodic intervals to make automatic purchases. This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund as often as monthly and send a check to you or transfer funds to your bank account.

NASDAQ symbol: Reynolds Blue Chip Growth Fund – RBCGX

Portfolio Manager: Frederick Reynolds is the portfolio manager of the Blue Chip Fund. He has been the portfolio manager of the Fund since its inception in 1988.

The Blue Chip Fund is No-Load: No front-end sales commissions or deferred sales charges (“loads”) are charged. Some mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder’s return. The Blue Chip Fund is No-Load as it does not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders. We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus.

Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

Market Risk – The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

Growth Investing Risk – The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Smaller and Medium Capitalization Companies Risk – The Fund invests in smaller and medium capitalization companies, which involve additional risks such as limited liquidity and greater price volatility.

Foreign Securities Risk – The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and different accounting methods.

Additional risks associated with investing in the Fund are as follows: Technology Companies Risk, Consumer Discretionary Companies Risk, High Portfolio Turnover Risk and Liquidity Risk. For details regarding these risks, please refer to the Fund’s Prospectus or Summary Prospectus dated January 31, 2021.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-800-773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at www.reynoldsfunds.com and on the website of the Commission at http://www.sec.gov no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the website of the Commission at http://www.sec.gov.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-773-9665.

Distributed by Rafferty Capital Markets, LLC

Reynolds Blue Chip Growth Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited)

The Reynolds Blue Chip Growth Fund (the “Fund”) appreciated less than the Standard & Poor’s 500 Index (S&P 500® Index), the Fund’s benchmark, during the twelve months ended September 30, 2021 (the Fund’s fiscal year).

Some of the Reynolds Blue Chip Growth Fund’s strongest industry performers during the twelve months ended September 30, 2021 were: (1) Airlines; (2) Automobiles; (2) Banks; (3) Biotechnology; (4) Interactive Media & Services; (5) Oil, Gas & Consumable Fuels; (6) Semiconductors & Semiconductor Equipment; and (7) Software. Some of the individual stocks held in the Fund that gained more than the S&P 500® Index were: (1) Alphabet, (2) Bank of America, (3) Delta Air Lines, (4) Exxon Mobil, (5) JPMorgan Chase, (6) Marriott, (7) Microsoft, (8) Moderna, (9) NVIDIA, (10) Oracle, (11) PayPal, (12) RH, (13) Target, (14) Tesla, and (15) Tractor Supply.

Some industries that were held in the Reynolds Blue Chip Growth Fund that underperformed the S&P 500® Index during the twelve months ended September 30, 2021 were: (1) Internet & Direct Marketing Retail; (2) Technology Hardware, Storage & Peripherals; and (3) Textiles, Apparel & Luxury Goods. Some of the Fund’s investments that gained less than the S&P 500® Index were: (1) Adobe, (2) Amazon, (3) Apple, (4) Best Buy, (5) Home Depot, (6) Lowe’s, (7) Lululemon, (8) Mastercard, (9) Netflix, (10) NIKE, (11) QUALCOMM, (12) Salesforce, (13) Visa, and (14) Walmart.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500® INDEX (1)

AVERAGE ANNUAL TOTAL RETURN
	1-YEAR	5-YEAR	10-YEAR
Reynolds Blue Chip Growth Fund	23.72%	18.95%	15.11%
S&P 500® Index	30.00%	16.90%	16.63%

Past performance does not predict future performance.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)
The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Reynolds Blue Chip Growth Fund
EXPENSE EXAMPLE
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other fund expenses. The expense example is intended to help a shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period
	9/30/21	4/1/21	9/30/21	4/1/21-9/30/21(1)
Actual Expenses(2)	1.84%	$1,000.00	$1,089.60	$9.64
Hypothetical Example for Comparison Purposes
(5% return before expenses)	1.84%	$1,000.00	$1,015.87	$9.30

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual return of 8.96% for the six month-period ended September 30, 2021.

Reynolds Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

ASSETS:
Investments in securities, at value (cost $49,920,770)	$73,401,287
Receivable from investments sold	6,161,508
Receivable from shareholders for purchases	1,100
Dividends and interest receivable	13,615
Prepaid expenses	47,984
Total assets	79,625,494
LIABILITIES:
Payable for investments purchased	1,462,806
Payable to shareholders for redemptions	9,075
Payable to adviser for management fees	66,773
Payable for distribution and service fees	11,057
Other liabilities	84,347
Total liabilities	1,634,058
NET ASSETS	$77,991,436
NET ASSETS CONSIST OF:
Capital stock, $0.01 par value; 40,000,000 shares authorized; 1,006,179 shares outstanding	$38,774,215
Distributable earnings	39,217,221
Net assets	$77,991,436
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($77,991,436 ÷ 1,006,179 shares outstanding)	$77.51

SCHEDULE OF INVESTMENTS
September 30, 2021

	Shares	Value
COMMON STOCKS — 83.4%

Aerospace & Defense — 0.1%
The Boeing Company (n)	200	$43,988
TransDigm Group, Inc. (n)	100	62,457
		106,445
Air Freight & Logistics — 0.4%
United Parcel Service, Inc., Class B	1,800	327,780

Airlines — 0.4%
Delta Air Lines, Inc. (n)	2,300	98,003
Southwest Airlines Company (n)	1,800	92,574
United Airlines Holdings, Inc. (n)	2,100	99,897
		290,474
Automobiles — 1.4%
Tesla, Inc. (n)	1,450	1,124,446

Banks — 0.4%
Bank of America Corp.	2,600	110,370
Citigroup, Inc.	700	49,126
JPMorgan Chase & Company	600	98,214
Truist Financial Corp.	700	41,055
		298,765
Beverages — 0.1%
The Coca-Cola Company	800	41,976
Keurig Dr Pepper, Inc.	900	30,744
PepsiCo, Inc.	250	37,602
		110,322
Biotechnology — 2.5%
AbbVie, Inc.	600	64,722
Alnylam Pharmaceuticals, Inc. (n)	750	141,607

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

	Shares	Value
COMMON STOCKS — 83.4% (Continued)

Biotechnology — 2.5% (Continued)
Amgen, Inc.	1,750	$372,137
BioCryst Pharmaceuticals, Inc. (n)	1,800	25,866
Biogen, Inc. (n)	450	127,346
BioNTech SE — ADR (n)	1,150	313,939
CRISPR Therapeutics AG (n)	500	55,965
Moderna, Inc. (n)	1,100	423,346
Neurocrine Biosciences, Inc. (n)	400	38,364
Regeneron Pharmaceuticals, Inc. (n)	550	332,849
United Therapeutics Corp. (n)	200	36,916
Vir Biotechnology, Inc. (n)	700	30,464
		1,963,521
Capital Markets — 1.0%
BlackRock, Inc.	50	41,933
Blackstone, Inc.	1,700	197,778
The Charles Schwab Corp.	800	58,272
The Goldman Sachs Group, Inc.	150	56,704
Morgan Stanley	500	48,655
Morningstar, Inc.	300	77,709
Nasdaq, Inc.	300	57,906
T. Rowe Price Group, Inc.	1,350	265,545
		804,502
Commercial Services & Supplies — 0.2%
Copart, Inc. (n)	500	69,360
Waste Connections, Inc.	600	75,558
		144,918
Communications Equipment — 0.2%
Cisco Systems, Inc.	900	48,987
Motorola Solutions, Inc.	550	127,776
		176,763
Consumer Finance — 0.1%
American Express Company	600	100,518

Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B (n)	450	122,823

Diversified Telecommunication
Services — 0.1%
Verizon Communications, Inc.	900	48,609

Electrical Equipment — 0.1%
Emerson Electric Company	500	47,100

Electronic Equipment,
Instruments & Components — 0.0%
Amphenol Corp., Class A	600	43,938

Energy Equipment & Services — 0.1%
Schlumberger N.V.	1,600	47,424

Entertainment — 3.3%
Netflix, Inc. (n)	3,600	2,197,224
The Walt Disney Company (n)	2,150	363,716
		2,560,940
Equity Real Estate Investment Trusts — 0.2%
Extra Space Storage, Inc.	750	125,993

Food & Staples Retailing — 4.8%
Costco Wholesale Corp.	4,900	2,201,815
Walmart, Inc.	11,150	1,554,087
		3,755,902

Food Products — 0.4%
Campbell Soup Company	1,200	50,172
Conagra Brands, Inc.	1,500	50,805
The Hershey Company	400	67,700
The J.M. Smucker Company	500	60,015
Kellogg Company	400	25,568
The Kraft Heinz Company	1,500	55,230
		309,490
Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	1,000	118,130
Danaher Corp.	150	45,666
Dexcom, Inc. (n)	550	300,773
Edwards Lifesciences Corp. (n)	1,100	124,531
Intuitive Surgical, Inc. (n)	700	695,905
Medtronic PLC	300	37,605
Stryker Corp.	700	184,604
West Pharmaceutical Services, Inc.	100	42,454
		1,549,668
Health Care Providers & Services — 0.1%
UnitedHealth Group, Inc.	300	117,222

Health Care Technology — 0.0%
Teladoc Health, Inc. (n)	236	29,927
Hotels, Restaurants & Leisure — 3.4%
Booking Holdings, Inc. (n)	250	593,467
Chipotle Mexican Grill, Inc. (n)	550	999,636
Domino’s Pizza, Inc.	100	47,696
Expedia Group, Inc. (n)	1,400	229,460
Hilton Worldwide Holdings, Inc. (n)	500	66,055
Hyatt Hotels Corp., Class A (n)	600	46,260
Marriott International, Inc., Class A (n)	400	59,236
McDonald’s Corp.	900	216,999
MGM Resorts International	1,800	77,670

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

	Shares	Value
COMMON STOCKS — 83.4% (Continued)

Hotels, Restaurants
& Leisure — 3.4% (Continued)
Starbucks Corp.	2,900	$319,899
		2,656,378
Household Durables — 0.1%
Sony Group Corp. — ADR	400	44,232

Household Products — 0.4%
The Clorox Company	400	66,244
Colgate-Palmolive Company	1,200	90,696
Kimberly-Clark Corp.	200	26,488
The Procter & Gamble Company	800	111,840
		295,268
Interactive Media & Services — 13.2%
Alphabet, Inc., Class A (n)	1,500	4,010,280
Alphabet, Inc., Class C (n)	1,300	3,464,903
Facebook, Inc., Class A (n)	7,150	2,426,638
Match Group, Inc. (n)	1,840	288,862
Snap, Inc., Class A (n)	1,400	103,418
		10,294,101
Internet & Direct Marketing Retail — 10.4%
Amazon.com, Inc. (n)	2,400	7,884,096
eBay, Inc.	2,700	188,109
Fiverr International Ltd. (n)	200	36,536
		8,108,741
IT Services — 5.3%
Akamai Technologies, Inc. (n)	4,000	418,360
Automatic Data Processing, Inc.	700	139,944
DXC Technology Company (n)	900	30,249
Jack Henry & Associates, Inc.	250	41,015
Mastercard, Inc., Class A	2,400	834,432
Paychex, Inc.	5,200	584,740
PayPal Holdings, Inc. (n)	1,200	312,252
Square, Inc., Class A (n)	850	203,864
VeriSign, Inc. (n)	450	92,254
Visa, Inc., Class A	6,600	1,470,150
		4,127,260
Life Sciences Tools & Services — 0.3%
Repligen Corp. (n)	300	86,697
Thermo Fisher Scientific, Inc.	200	114,266
		200,963
Machinery — 0.3%
Caterpillar, Inc.	200	38,394
Deere & Company	200	67,014
Ingersoll Rand, Inc. (n)	900	45,369
Stanley Black & Decker, Inc.	300	52,593
		203,370
Multiline Retail — 1.5%
Dollar General Corp.	1,100	233,354
Dollar Tree, Inc. (n)	500	47,860
Target Corp.	3,750	857,888
		1,139,102
Multi-Utilities — 0.0%
Dominion Energy, Inc.	500	36,510

Oil, Gas & Consumable Fuels — 0.4%
Chevron Corp.	400	40,580
ConocoPhillips	600	40,662
Diamondback Energy, Inc.	600	56,802
Exxon Mobil Corp.	900	52,938
Marathon Petroleum Corp.	1,000	61,810
Occidental Petroleum Corp.	1,400	41,412
Texas Pacific Land Corp.	50	60,468
		354,672
Pharmaceuticals — 0.5%
AstraZeneca PLC — ADR	2,131	127,988
Bristol-Myers Squibb Company	800	47,336
Eli Lilly & Company	250	57,762
Johnson & Johnson	500	80,750
Merck & Company, Inc.	600	45,066
Pfizer, Inc.	1,000	43,010
Viatris, Inc.	645	8,740
		410,652
Professional Services — 0.7%
Equifax, Inc.	250	63,355
Verisk Analytics, Inc.	2,250	450,608
		513,963
Road & Rail — 0.1%
Union Pacific Corp.	300	58,803

Semiconductors &
Semiconductor Equipment — 5.9%
Marvell Technology, Inc.	1,900	114,589
NVIDIA Corp.	18,900	3,915,324
NXP Semiconductors N.V.	1,200	235,044
QUALCOMM, Inc.	600	77,388
Skyworks Solutions, Inc.	1,050	173,019
SolarEdge Technologies, Inc. (n)	200	53,044
		4,568,408

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

	Shares	Value
COMMON STOCKS — 83.4% (Continued)

Software — 9.3%
Adobe, Inc. (n)	900	$518,148
Autodesk, Inc. (n)	1,350	384,979
Cadence Design Systems, Inc. (n)	400	60,576
Five9, Inc. (n)	400	63,896
Fortinet, Inc. (n)	450	131,418
Intuit, Inc.	450	242,780
Microsoft Corp.	6,650	1,874,768
Oracle Corp.	5,400	470,502
Palantir Technologies, Inc., Class A (n)	1,400	33,656
Palo Alto Networks, Inc. (n)	500	239,500
Paylocity Holding Corp. (n)	100	28,040
PTC, Inc. (n)	300	35,937
Salesforce.com, Inc. (n)	9,250	2,508,785
Teradata Corp. (n)	400	22,940
The Trade Desk, Inc., Class A (n)	900	63,270
Varonis Systems, Inc. (n)	1,800	109,530
VMware, Inc., Class A (n)	2,450	364,315
Zscaler, Inc. (n)	500	131,110
		7,284,150
Specialty Retail — 7.3%
Academy Sports & Outdoors, Inc. (n)	1,200	48,024
AutoNation, Inc. (n)	200	24,352
AutoZone, Inc. (n)	200	339,598
Best Buy Company, Inc.	7,100	750,541
CarMax, Inc. (n)	200	25,592
The Home Depot, Inc.	4,650	1,526,409
Lowe’s Companies, Inc.	8,450	1,714,167
O’Reilly Automotive, Inc. (n)	100	61,106
RH (n)	1,400	933,674
Tractor Supply Company	1,200	243,132
Ulta Beauty, Inc. (n)	150	54,138
		5,720,733
Technology Hardware,
Storage & Peripherals — 4.9%
Apple, Inc.	24,600	3,480,900
Dell Technologies, Inc., Class C (n)	3,200	332,928
		3,813,828
Textiles, Apparel & Luxury Goods — 1.1%
Lululemon Athletica, Inc. (n)	1,600	647,520
NIKE, Inc., Class B	1,450	210,584
		858,104
Trading Companies & Distributors — 0.1%
Fastenal Company	1,400	72,254

Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc. (n)	700	89,432
TOTAL COMMON STOCKS
(cost $41,577,897)		65,058,414

RIGHTS — 0.0%

Biotechnology — 0.0%
Achillion Pharmaceuticals, Inc. (f) (n)	3,000	0
TOTAL RIGHTS
(cost $0)		0

MONEY MARKET FUNDS — 10.7%
First American Government Obligations
Fund, Class X, 0.03% (y)	7,856,000	7,856,000
Fidelity Investments Money Market
Government Portfolio, Class I, 0.01% (y)	486,873	486,873
TOTAL MONEY MARKET FUNDS
(cost $8,342,873)		8,342,873
TOTAL INVESTMENTS — 94.1%
(cost $49,920,770)		73,401,287
Other assets and liabilities, net — 5.9%		4,590,149
TOTAL NET ASSETS — 100.0%		$77,991,436

Percentages for the various classifications are based on net assets.
(f) –
Security valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Value determined using significant unobservable inputs. See Note (1)(a) in the Notes to Financial Statements.

(n) –	Non-income producing security.
(y) –	Rate shown in the 7-day effective yield as of September 30, 2021.
ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2021

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $667)	$453,917
Interest	635
Total investment income	454,552

EXPENSES:
Management fees (See Note 2)	761,259
Administration fees and expenses	96,029
Distribution and service fees	94,762
Transfer agent fees and expenses	85,897
Insurance expense	63,682
Professional fees and expenses	51,819
Shareholder servicing fees	51,288
Accounting fees and expenses	45,296
Custodian fees and expenses	43,562
Registration fees	32,331
Board of Directors fees	28,001
Chief Compliance Officer fees	25,500
Printing and postage expenses	15,301
Other expenses	13,262
Total expenses	1,407,989
NET INVESTMENT LOSS	(953,437)
NET REALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	19,457,523
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	(2,731,204)
NET GAIN ON INVESTMENTS	16,726,319
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,772,882

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2021 and 2020

	2021	2020
OPERATIONS:
Net investment loss	$(953,437)	$(746,831)
Net realized gain on investments and foreign currency transactions	19,457,523	9,258,558
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(2,731,204)	12,068,409
Net increase in net assets resulting from operations	15,772,882	20,580,136
DISTRIBUTIONS TO SHAREHOLDERS	(6,765,323)	(2,758,294)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (30,283 and 29,227 shares, respectively)	2,212,679	1,583,395
Net asset value of shares issued in distributions reinvested (95,662 and 50,374 shares, respectively)	6,601,644	2,685,932
Cost of shares redeemed (116,289 and 213,196 shares, respectively)	(8,548,258)	(11,553,297)
Net increase (decrease) in net assets derived from Fund share activities	266,065	(7,283,970)
TOTAL INCREASE IN NET ASSETS	9,273,624	10,537,872
NET ASSETS AT THE BEGINNING OF THE YEAR	68,717,812	58,179,940
NET ASSETS AT THE END OF THE YEAR	$77,991,436	$68,717,812

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout the year)

	Year Ended September 30,
	2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$68.96	$51.48	$68.35	$57.33	$53.65
Income from investment operations:
Net investment loss(1)	(0.93)	(0.70)	(0.61)	(0.84)	(0.46)
Net realized and unrealized gains (losses) on investments	16.45	20.69	(6.83)	16.46	8.57
Total from investment operations	15.52	19.99	(7.44)	15.62	8.11
Less distributions:
Distributions from net capital gains	(6.97)	(2.51)	(9.43)	(4.60)	(4.43)
Net asset value, end of year	$77.51	$68.96	$51.48	$68.35	$57.33
TOTAL RETURN	23.72%	40.26%	-8.58%	28.88%	16.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$77,991	$68,718	$58,180	$79,194	$69,494
Ratio of expenses to average net assets, net of reimbursement	1.85%	2.00%	2.00%	1.96%	1.97%
Ratio of expenses to average net assets, before reimbursement	1.85%	2.03%	2.02%	1.96%	1.97%
Ratio of net investment loss to average net assets	(1.25%)	(1.25%)	(1.16%)	(1.36%)	(0.87%)
Portfolio turnover rate	279%	263%	464%	476%	343%

(1)	Amount calculated based on average shares outstanding through the year.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2021

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The Company consists of one fund: Reynolds Blue Chip Growth Fund (the “Fund”). The Company was incorporated under the laws of Maryland on April 28, 1988.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies, as defined in the prospectus.

(a) The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

Each security, excluding short-term investments and money market funds, is valued at the last sale price reported by the principal security exchange on which the issue is traded (other than The Nasdaq OMX Group, Inc., referred to as “Nasdaq”), or if no sale is reported, the latest bid price. Securities which are traded on Nasdaq (including closed-end funds) under one of its three listing tiers, Nasdaq Global Market, Nasdaq Global Select Market and Nasdaq Capital Market, are valued at the

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

(1)	Summary of Significant Accounting Policies — (Continued)

Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer. Money market funds are valued at their net asset value per share. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—	Valuations based on unadjusted quoted prices in active markets for identical assets that the Fund has the ability to access.

Level 2—	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2021, based on the inputs used to value them:

Valuation Inputs		Investments in Securities
Level 1—	Common Stocks*	$65,058,414
	Money Market Funds	8,342,873
	Total Level 1	73,401,287
Level 2—	None	—
Level 3—	Rights	0
	Total	$73,401,287

*	Please refer to the Schedule of Investments to view common stocks segregated by industry type.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

(1)	Summary of Significant Accounting Policies — (Continued)

(b)  Investment transactions are accounted for on a trade date basis for financial reporting purposes. Net realized gains and losses on sales of securities are computed on the highest amortized cost basis.

(c)  The Fund records dividend income on the ex-dividend date and interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

(d)  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The primary reason for this adjustment is because of equalization. For the year ended September 30, 2021, the following table shows the reclassifications made:

Capital Stock	Distributable Earnings
$1,187,809	$(1,187,809)

(e)  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

(g)  The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of and for the year ended September 30, 2021. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2021, open Federal tax years include the tax years ended September 30, 2018 through 2021. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During the year ended September 30, 2021, the Fund did not incur any interest or penalties. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)  The Fund’s cash is held in accounts with balances which may exceed the amount of related federal insurance.  The Fund has not experienced any loss in such accounts and believes it is not exposed to significant credit risk.

(i)  Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of realized gains or losses and unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

(1)	Summary of Significant Accounting Policies — (Continued)

(j)  The recent global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

(2)	Investment Advisory Agreement and Transactions With Related Parties —

The Fund has an investment advisory agreement (the “agreement”) with the Adviser, to serve as investment adviser. The sole owner of the Adviser is Mr. Frederick L. Reynolds. Mr. Reynolds is also an officer and interested director of the Fund. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1.00% of the daily net assets.

The agreement further stipulates that the Adviser will reimburse the Fund for all expenses exceeding 2.00% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items). The Fund is not obligated to reimburse the Adviser for any expenses reimbursed in previous fiscal years. No such reimbursements were required for the year ended September 30, 2021.

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year, and may be less than the maximum amount allowed by the Plan.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date. Please see Note 5 for more information.

(4)	Investment Transactions —

For the year ended September 30, 2021, purchases and proceeds of sales of investment securities (excluding short-term securities) were $202,085,008 and $223,060,755, respectively.  There were no purchases or sales of U.S. Government securities.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2021:

Tax cost of investments	$51,674,463
Gross tax unrealized appreciation	$24,221,279
Gross tax unrealized depreciation	(2,494,452)
Net unrealized appreciation/depreciation	21,726,827
Distributable ordinary income	5,523,763
Distributable long-term capital gains	11,966,631
Other accumulated gain (loss)	—
Total distributable earnings	$39,217,221

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the year ended September 30, 2021 and 2020:

Year Ended September 30, 2021		Year Ended September 30, 2020
Ordinary Income	Long-Term Capital	Ordinary Income	Long-Term Capital
Distributions	Gains Distributions	Distributions	Gains Distributions
$648,298	$6,117,025	$ —	$2,758,294

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2021.

As of September 30, 2021, the Fund did not have a post-October capital loss, a late year ordinary loss or a capital loss carryforward.

(6)	Subsequent Events —

Management has evaluated events and transactions after September 30, 2021 through the date that the financial statements were issued, and has determined that no additional disclosure or recognition in the financial statements is required.

Reynolds Blue Chip Growth Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
  Reynolds Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reynolds Funds, Inc. comprising Reynolds Blue Chip Growth Fund (the “Fund”) as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 22, 2021

Reynolds Blue Chip Growth Fund
LIQUIDITY RISK MANAGEMENT PROGRAM ANNUAL REVIEW
(Unaudited)

On May 19, 2021, the Directors of the Reynolds Blue Chip Growth Fund, the sole series of Reynolds Funds, Inc., reviewed and considered a written report prepared by the program administrator of the Fund’s Liquidity Risk Management Program (the “Program”), the Fund’s Liquidity Risk Management Committee (the “Program Administrator”), which addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation for the period from April 1, 2020 through March 31, 2021 (the “Review Period”).  In considering the report, the Trustees noted that the Program Administrator has determined that the Fund primarily has held, and continues to hold, assets that are highly liquid investments, and thus may rely on the exclusion from the requirements to determine and review a highly liquid investment minimum and to adopt shortfall policies and procedures.  They then confirmed with the Program Administrator that no material changes were made to the Program, and reviewed all of the material features of the Program to ensure that they understand how the Program is designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors in the Fund.  The Directors noted that the Program Administrator concluded that in all market conditions and under all Fund-specific stresses to date, the Fund has been able to meet redemption needs without significant dilution to the Fund’s remaining investors during the Review Period.  Following the Directors’ review and discussion, they determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Directors to effectively assess the Program and its implementation during the Review Period, and that they are comfortable with the report’s conclusion that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and complies with the requirements of Rule 22e-4, and that the Program has operated as intended during the Review Period.

Reynolds Blue Chip Growth Fund
DIRECTORS AND OFFICERS
(Unaudited)

Number
	Position(s)	Term of		of Funds	Other
Name,	Held with	Office and		in Complex	Directorships
Year of Birth	the	Length of	Principal Occupation(s)	Overseen	Held by
and Address	Company	Service	During Past Five Years	by Director	Director

Independent Directors:
Thomas F. Gilbertson,	Director	Indefinite term	Mr. Gilbertson is a retired entrepreneur	1	None
1943		since March	that owned and operated
c/o Reynolds Capital		2015	restaurants in Naples, Florida.
Management, LLC
125 East Harmon
Avenue #102
Las Vegas, NV 89109

Robert E. Stauder,	Director	Indefinite term	Mr. Stauder is retired. He was a principal of	1	None
1930		since 1988	Robinson Mills + Williams, an architectural
c/o Reynolds Capital			and interior design firm.
Management, LLC
125 East Harmon
Avenue #102
Las Vegas, NV 89109

Interested Director:
Frederick L. Reynolds,*	Director	Indefinite term	Mr. Reynolds is President of the Adviser,	1	None
1942		since 1988	which commenced business in 1985.
c/o Reynolds Capital
Management, LLC	President	One-year term
125 East Harmon	and	since 1988
Avenue #102	Treasurer
Las Vegas, NV 89109

Other Officer:
Chad Bitterman,	Chief	At the	Mr. Bitterman has been a Compliance Officer	N/A	N/A
1972	Compliance	discretion of	since 2010 for Northern Lights Compliance
Northern Lights	Officer	the Board	Services, LLC, which provides compliance
Compliance Services, LLC	since 2016		services to investment companies.
4221 North 203rd Street
Elkhorn, NE 68022
__________
*
Mr. Reynolds is the only interested director of the Company as that term is defined in the Investment Company Act of 1940.  Mr. Reynolds is an interested director because of his ownership in the Adviser and because he is an officer of the Company.

Reynolds Blue Chip Growth Fund
PRIVACY POLICY
(Unaudited)

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence or conversations.

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

HOUSEHOLDING
(Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

QUALIFIED DIVIDEND INCOME/DIVIDEND RECEIVED DEDUCTION
(Unaudited

The Fund designated 61.40% of dividends declared and paid during the year ended September 30, 2021 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate shareholders may be eligible for a dividend received deduction for certain ordinary income distributions paid by the Fund.  The Fund designated 60.27% of dividends declared and paid during the year ended September 30, 2021 from net investment income as qualifying for the dividends received deduction.  The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund was 100.00%.

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REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANK GLOBAL FUND SERVICES
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
THOMAS F. GILBERTSON
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
125 East Harmon Avenue #102
Las Vegas, Nevada 89109

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS

Custodian
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN & COMPANY, LTD.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Distributor
RAFFERTY CAPITAL MARKETS, LLC
1010 Franklin Avenue, Suite 300A
Garden City, New York 11530

(b)	Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2021	FYE 9/30/2020
(a) Audit Fees	$16,000	$16,000
(b) Audit-Related Fees	0	0
(c) Tax Fees	4,000	4,000
(d) All Other Fees	0	0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2021	FYE 9/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	$0	$0
Registrant’s Investment Adviser	0	0

(h) The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable

Item 11. Controls and Procedures.

(a)
The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed December 6, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Reynolds Funds, Inc.

By (Signature and Title)   /s/ Frederick L. Reynolds
 Frederick L. Reynolds, President/Principal Executive Officer and
 Treasurer/Principal Financial Officer

Date    November 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Frederick L. Reynolds
 Frederick L. Reynolds, President/Principal Executive Officer and
 Treasurer/Principal Financial Officer

Date    November 30, 2021